UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS  July 31, 2016 Unaudited

	Shares	Value
Common Stocks—9.0%
Ascendas Real Estate Investment Trust	113,087	$207,432
Blackstone Mortgage Trust, Inc., Cl. A	8,850	256,739
Charter Hall Retail REIT	42,500	155,558
Chesapeake Lodging Trust	3,570	90,214
Citycon OYJ	42,733	106,791
Eurocommercial Properties NV	4,424	195,833
Fortune Real Estate Investment Trust	272,000	347,539
Frasers Centrepoint Trust	134,000	214,274
Hersha Hospitality Trust, Cl. A	9,782	184,880
Hospitality Properties Trust	4,900	156,359
ICADE	1,717	132,242
Mapletree Industrial Trust	220,000	297,433
Physicians Realty Trust	13,190	286,487
Pure Industrial Real Estate Trust	26,559	111,065
Ramco-Gershenson Properties Trust	14,600	289,664
STAG Industrial, Inc.	10,510	266,744
Unibail-Rodamco SE	760	208,894
Ventas, Inc.	2,280	173,645
Vicinity Centres	126,200	332,410
Warehouses de Pauw CVA	2,803	288,865
Welltower, Inc.	2,080	165,006
Wereldhave NV	3,799	183,803
WP Glimcher, Inc.	4,060	51,481
WPT Industrial Real Estate Investment Trust	9,236	102,612
Total Common Stocks (Cost $4,421,693)		4,805,970

Preferred Stocks—12.6%
Allergan plc, 5.50% Cv., Series A	225	201,677
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	5,605	158,678
American Financial Group, Inc., 6.375% Sr. Unsec.	2,725	72,621
Axis Capital Holdings Ltd., 6.875% Non-Cum., Series C	5,475	144,431
Bank of America Corp., 6% Non-Cum., Non-Vtg.	5,800	153,584
BB&T Corp., 5.20% Non-Cum., Series G	5,750	153,352
Capital One Financial Corp., 6.20% Non-Cum., Non-Vtg.	2,800	76,944
Capital One Financial Corp., 6.70% Non-Cum.	6,225	178,346
CBL & Associates Properties, Inc., 6.625% Cum.	6,175	156,413
Citigroup Capital XIII, 7.01% Cum., Non-Vtg.[1]	8,350	218,686
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	2,650	75,790
Discover Financial Services, 6.50% Non-Cum., Non-Vtg.	8,701	231,969
First Republic Bank, 7% Non-Cum.	10,710	300,951
FPL Group Capital Trust I, 5.875% Jr. Sub., Non-Vtg.	5,850	156,312
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	800	79,104
GMAC Capital Trust I, 6.403% Jr. Sub., Non-Vtg.[1]	11,436	290,703
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	6,850	185,361
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[1]	4,975	156,066
Hess Corp., 8% Cv.	600	39,552
HSBC Holdings plc, 8% Jr. Sub.	6,975	187,139

1        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
ING Groep NV, 7.20% Jr. Sub.	8,653	$227,314
Kimco Realty Corp., 5.625% Cum., Series K, Non-Vtg.	2,950	77,437
KKR Financial Holdings LLC, 7.375% Cum.	5,675	149,309
Morgan Stanley Capital Trust VIII, 6.45% Jr. Sub., Series H, Non-Vtg.	5,600	140,392
Morgan Stanley. 6.625% Non-Cum., Non-Vtg.	5,725	156,865
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[1]	5,550	168,276
Protective Life Corp., 6.25% Sub.	2,775	72,372
Prudential Financial, Inc., 5.75% Jr. Sub.	5,575	149,521
Public Storage, 6.375% Cum., Series Y, Non-Vtg.	5,350	151,191
Qwest Corp., 7% Sr. Unsec.	5,800	158,804
Raymond James Financial, Inc., 6.90% Sr. Unsec.	5,700	150,480
Regions Financial Corp., 6.375% Non-Cum., Series A	8,700	234,204
RenaissanceRe Holdings Ltd., 5.375% Cv., Non-Vtg.	5,950	156,188
Royal Bank of Scotland Group plc, 7.25% Non-Cum., Series T, Non-Vtg.	5,725	146,789
SCE Trust III, 5.75% Jr. Sub., Non-Vtg.[1]	5,350	161,944
SL Green Realty Corp., 6.50% Cum., Non-Vtg.	2,850	76,751
Southwestern Energy Co., 6.25% Cv., Non-Vtg.	2,400	80,040
State Street Corp., 6% Non-Cum., Non-Vtg.	5,975	167,539
T-Mobile US, Inc., 5.50% Cv.	1,050	81,974
US Bancorp, 6.50% Non-Cum., Non-Vtg.[1]	4,100	125,747
VEREIT, Inc., 6.70% Cum., Non-Vtg.	18,850	509,327
Wells Fargo & Co., 5.70% Non-Cum., Non-Vtg.	5,650	151,985
Total Preferred Stocks (Cost $6,454,984)		6,712,128

	Principal Amount
Non-Convertible Corporate Bonds and Notes—3.0%
American Express Co., 4.90% Jr. Sub. Perpetual Bonds[1,2]	$160,000	154,600
Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K1,2	210,000	213,650
Bank of New York Mellon Corp. (The), 4.95% Jr. Sub. Perpetual Bonds[1,2]	150,000	153,187
Citigroup, Inc., 5.95% Jr. Sub. Perpetual Bonds[1,2]	150,000	154,642
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,2]	150,000	148,125
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[1,2]	123,000	100,245
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[1,2]	210,000	218,663
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,2]	106,000	106,350
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K1,2	200,000	212,960
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,2]	180,000	124,650
Total Non-Convertible Corporate Bonds and Notes (Cost $1,580,737)		1,587,072

	Shares
Structured Security—5.0%
Toronto-Dominion Bank (The), Unequally-weighted Basket of 26 Equity MLPs and One LLC, 3/9/17[1,3] (Cost $1,722,400)	1,721,000	2,681,218

Investment Companies—69.6%
Oppenheimer Core Bond Fund, Cl. I4	325,818	2,290,500
Oppenheimer Emerging Markets Local Debt Fund, Cl. I4	324,927	2,420,707
Oppenheimer Global High Yield Fund, Cl. I4	1,704,427	15,765,947

2        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value
Investment Companies (Continued)
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[4,5]	1,827,717	$1,827,717
Oppenheimer Master Event-Linked Bond Fund, LLC[4]	317,503	4,932,784
Oppenheimer Senior Floating Rate Fund, Cl. I4	901,163	7,056,105
Schwab US Dividend Equity Exchange Traded Fund	62,375	2,658,423
Starwood European Real Estate Finance Ltd.	69,030	97,976
Total Investment Companies (Cost $38,401,208)		37,050,159
Total Investments, at Value (Cost $52,581,022)	99.2%	52,836,547
Net Other Assets (Liabilities)	0.8	436,258
Net Assets	100.0%	$53,272,805

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,681,218 or 5.03% of the Fund’s net assets at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions		Shares July 31, 2016
Barclays OFI SteelPath MLP
Exchange Traded Note	91,175	—	91,175		—
Oppenheimer Core Bond Fund, Cl. I	372,018	7,771	53,971		325,818
Oppenheimer Emerging Markets
Local Debt Fund, Cl. I	303,603	21,324	—		324,927
Oppenheimer Global High Yield
Fund, Cl. I	1,600,312	153,540	49,425		1,704,427
Oppenheimer Institutional Money
Market Fund, Cl. E	1,101,949	20,011,874	19,286,106		1,827,717
Oppenheimer Master Event-Linked
Bond Fund, LLC	321,321	27,777	31,595		317,503
Oppenheimer Senior Floating Rate
Fund, Cl. I	887,205	79,752	65,794		901,163

		Value	Income		Realized Loss
Barclays OFI SteelPath MLP
Exchange Traded Note		$—	$23,878		$986,796
Oppenheimer Core Bond Fund, Cl. I		2,290,500	53,187		9,418
Oppenheimer Emerging Markets
Local Debt Fund, Cl. I		2,420,707	153,774		—
Oppenheimer Global High Yield
Fund, Cl. I		15,765,947	572,830		68,207
Oppenheimer Institutional Money
Market Fund, Cl. E		1,827,717	3,453		—
Oppenheimer Master Event-Linked
Bond Fund, LLC		4,932,784	199,100	[b]	56,136	[b]

3        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Loss
Oppenheimer Senior Floating Rate
Fund, Cl. I	$7,056,105	$274,532	$51,850
Total	$34,293,760	$1,280,754	$1,172,407

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

5. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$46,584,684	88.2%
Canada	2,894,895	5.5
Singapore	719,140	1.4
Netherlands	606,950	1.2
Australia	487,968	0.9
Hong Kong	347,539	0.7
France	341,137	0.6
United Kingdom	333,928	0.6
Belgium	288,865	0.5
Ireland	124,650	0.2
Finland	106,791	0.2
Total	$52,836,547	100.0%

Futures Contracts as of July 31, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
S&P 500 E-Mini Index	CME	Buy	9/16/16	48	$5,203,680	$194,200
United States Treasury Long Bonds	CBT	Buy	9/21/16	4	697,750	47,025
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/16	5	665,234	17,882
						$259,107

Centrally Cleared Interest Rate Swaps at July 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value
		Three-Month USD
GSG	Pay	BBA LIBOR	2.611%	10/13/45	USD 376	$79,885

Counterparty Abbreviations
GSG	Goldman Sachs Group, Inc. (The)

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges

4        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS  July 31, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Effective September 12, 2016, Cornerstone Real Estate Advisers LLC changed its name to Barings Real Estate Advisers LLC.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied

5        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

3. Securities Valuation (Continued)

primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

6        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker

7        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

3. Securities Valuation (Continued)

source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$2,134,896	$2,671,074	$—	$4,805,970
Preferred Stocks	6,712,128	—	—	6,712,128
Non-Convertible Corporate Bonds and Notes	—	1,587,072	—	1,587,072
Structured Security	—	2,681,218	—	2,681,218
Investment Companies	32,019,399	97,976	—	32,117,375
Total Investments, at Value	40,866,423	7,037,340	—	47,903,763
Other Financial Instruments:
Centrally cleared swaps, at value	—	79,885	—	79,885

8        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments: (Continued)
Futures contracts	$259,107	$—	$—	$259,107
Total Assets excluding investment companies valued using practical expedient	$41,125,530	$7,117,225	$—	48,242,755
Investment company valued using practical expedient				4,932,784
Total Assets				$53,175,539

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

9        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

4. Investments and Risks (Continued)

included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Global High Yield Fund, accounted for 29.6% of the Fund’s net assets. Additional information on Oppenheimer Global High Yield Fund, including the audited financials, can be found on the SEC website.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event- Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 1.8% of the Master Fund at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities,

10        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

11        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the

12        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $36,653 and $41,708, respectively.

At period end, the Fund has no such forward currency exchange contract agreements outstanding.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures

13        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

6. Use of Derivatives (Continued)

commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $5,455,229 on futures contracts purchased.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

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6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $25,024 and $3,406 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $23,177 and $550 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
October 30, 2015	8	$2,521
Options written	604	207,091
Options closed or expired	(28)	(2,570)
Options exercised	(584)	(207,042)

Options outstanding as of July 31, 2016	—	$—

At period end, the Fund had no purchased or written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction

15        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

6. Use of Derivatives (Continued)

(“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $150,300 and $781,500 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket

16        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $5,764,280 on total return swaps which are short the reference asset.

At period end, the Fund has no such total return swap agreements outstanding.

Additional associated risks to the fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative

17        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS  Unaudited / Continued

6. Use of Derivatives (Continued)

liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of

18        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$52,618,537
Federal tax cost of other investments	6,310,066

Total federal tax cost	$58,928,603

Gross unrealized appreciation	$2,307,052
Gross unrealized depreciation	(1,749,468)

Net unrealized appreciation	$557,584

19        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/14/2016